EXHIBIT 10-A

COLGATE-PALMOLIVE COMPANY

2005 EMPLOYEE STOCK OPTION PLAN

SECTION 1. Purpose; Definitions

The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Company and its subsidiaries with a stock plan providing incentives directly linked to the profitability of the Company’s businesses and increases in stockholder value.

For purposes of the Plan, the following terms are defined as set forth below:

(a) “Affiliate” means a corporation or other entity controlled by the Company and designated by the Committee from time to time as such.

(b) “Applicable Exchange” means the New York Stock Exchange or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

(c) “Award” means an award of Stock Appreciation Rights or Stock Options.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means (1) conviction of a Participant for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling a Participant’s employment duties, or (3) willful and deliberate failure on the part of a Participant to perform his employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

(f) “Change in Control” has the meaning set forth in Section 7(b).

(g) “Free-Standing SAR” has the meaning set forth in Section 5(a).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i) “Commission” means the Securities and Exchange Commission or any successor agency.

(j) “Committee” means the Committee referred to in Section 2.

(k) “Common Stock” means common stock, par value $1.00 per share, of the Company.

(l) “Company” means Colgate-Palmolive Company, a Delaware corporation.

(m) “Disability” means permanent and total disability as determined under Company procedures in effect on the effective date of the Plan or as otherwise established by the Committee for purposes of the Plan.

(n) “Disaffiliation” means a subsidiary’s or Affiliate’s ceasing to be a subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the subsidiary or Affiliate) or a sale of a division of the Company or its Affiliates.

(o) “Early Retirement” means retirement from active employment with the Company, a subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q) “Fair Market Value” means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock during normal trading hours on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

(r) “Incentive Stock Option” or “ISO” means any Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Section 422 of the Code.

(s) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

(t) “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(u) “Normal Retirement” means retirement from active employment with the Company, a subsidiary or Affiliate at or after age 65.

(v) “Participant” means one of the individuals to whom Awards have been granted from time to time and any authorized transferee of such individual.

(w) “Plan” means the Colgate-Palmolive Company 2005 Employee Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

(x) “Retirement” means Normal or Early Retirement.

(y) “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

(z) “Stock Appreciation Right” means a stock appreciation right granted under Section 5.

(aa) “Stock Option” means an option granted under Section 5.

(bb) “Tandem SAR” has the meaning set forth in Section 5(a).

(cc) “Termination of Employment” means the termination of the Participant’s employment with the Company and any subsidiary or Affiliate. A Participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. Administration

The Plan shall be administered by the Personnel & Organization Committee designated by the Board pursuant to the Company’s By-Laws. If at any time there is no such Personnel & Organization Committee, or such Personnel & Organization Committee shall fail to be composed of at least two directors each of whom is both (1) a Non-Employee Director and (2) an “outside director” within the meaning of Section 162(m)(4) of the Code, the Plan shall be administered by a Committee selected by the Board and composed of not less than two individuals, each of whom shall be such a Non-Employee Director and such an outside director.

The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Company and its subsidiaries and Affiliates.

Among other things, the Committee shall have the authority, subject to the terms of the Plan, to:

(a) Select the officers and employees to whom Awards may from time to time be granted;

(b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights or any combination thereof are to be granted hereunder;

(c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the exercise price (subject to Section 5(c)(1)), any vesting condition, restriction or limitation and any acceleration of vesting or waiver of forfeiture regarding any Award (subject to Section 5(c)(3)) and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

(e) Subject to the provisions of Section 8, modify, amend or adjust the terms and conditions of any Award, at any time or from time to time; and

(f) Subject to Section 6, determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or listing standards of the Applicable Exchange and subject to Section 162(m) of the Code, (1) authorize the delegation to designated officers or employees of the Company such of its powers and authority under the Plan as it deems appropriate (provided that no such authorization may be made that would cause Awards or other transactions under the Plan to fail to be exempt from Section 16(b) of the Exchange Act) and (2) authorize any one or more of the members of the Committee or any designated officer or employee of the Company to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate(s) at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer(s) or employee(s) pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION 3. Common Stock Subject to Plan

The total number of shares of Common Stock reserved and available for issuance pursuant to Awards under the Plan shall be 40,000,000 (the “Plan Maximum”). Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the Plan Maximum, regardless of the number of shares issued upon settlement of the Stock Appreciation Right. However, except for purposes of determining the number of shares available for issuance pursuant to Incentive Stock Options (which shall not exceed such number), the Plan Maximum shall be increased by the number of Awards which have been settled in cash or terminated without exercise upon expiration, cancellation, forfeiture or otherwise. The number of shares of Common Stock covered by Awards granted to any one participant shall not exceed the greater of (a), in any one year, 0.5% of the number of shares of Common Stock outstanding as of the December 31 preceding the grant (as adjusted pursuant to the final paragraph of this Section) or (b) in the case of a multi-year grant, the product of the amount in (a) and the number of years for which the grant is intended (regardless of how such shares are allocated over such period). Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

In the event of any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event affecting the capital structure of the Company or a corporate transaction, such as any merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, Disaffiliation, separation, including a spin-off, or other distribution of stock or property of the Company (including an extraordinary cash dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, or similar event affecting the Company or any of its subsidiaries or Affiliates (a “Corporate Transaction”), the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the aggregate limit on grants to individuals, in the number, kind and exercise price of shares (or other property, including without limitation, cash) subject to outstanding Stock Options and Stock Appreciation Rights, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. In the case of Corporate Transactions, such adjustments may include, without limitation, the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which shareholders of Common Stock may receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of such consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid). Notwithstanding the foregoing: (i) any adjustments made pursuant to this paragraph to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A; (ii) any adjustments made pursuant to this paragraph to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Code

Section 409A or (B) comply with the requirements of Code Section 409A; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to this paragraph to the extent the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A at the time of grant to be subject thereto.

SECTION 4. Eligibility

Officers and employees of the Company, its subsidiaries and Affiliates who are in a position to contribute materially to the success of the Company, its subsidiaries or Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Company, its subsidiaries or Affiliates.

SECTION 5. Stock Options and Stock Appreciation Rights

(a) Types of Awards. The Committee shall have authority to grant the following types of Awards either alone or in combination, provided, however, that grants hereunder are subject to the aggregate limit on grants to individual Participants set forth in Section 3.

(1) Types of Options. Stock Options may be of two types: Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. Anything in the Plan to the contrary notwithstanding, except for actions taken by the Committee or the Board pursuant to the second paragraph of Section 3, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

(2) Types and Nature of Stock Appreciation Rights. Stock Appreciation Rights may be “Tandem SARs,” which are granted in conjunction with a Stock Option, or “Free-Standing SARs,” which are not granted in conjunction with a Stock Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, shares of Common Stock, or both, in value equal to the product of (i) the excess of the Fair Market Value of one share of Common Stock over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of shares of Common Stock in respect of which the Stock Appreciation Right has been exercised. The applicable award agreement shall specify whether such payment is to be made in cash or Common Stock or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.

(3) Tandem SARs. A Tandem SAR may be granted at the grant date of the related Stock Option or, in the case of a related Nonqualified Stock Option, at any time after the grant date thereof while the related Nonqualified Stock Option remains outstanding. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Stock Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Stock Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Stock Option, and the related Stock Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.

(b) Award Agreements. Awards shall be evidenced by award agreements, the terms and provisions of which may differ. An award agreement for a Stock Option shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of an Award shall occur on the date the Committee, by resolution, selects an individual to be a Participant in any grant of an Award, determines the number of shares of Common Stock to be subject to such Award to be granted to such individual and specifies the terms and provisions of the Award. The Company shall notify a Participant of any grant of an Award, and a written award agreement or agreements shall be duly executed and delivered by the Company to the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

(c) Terms and Conditions of Awards. Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(1) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option or Free-Standing SAR shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option or Free-Standing SAR on the date of grant.

(2) Term. The term of each Stock Option and each Free-Standing SAR shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(3) Exercisability. Except as otherwise provided herein, Stock Options and Free-Standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option or Free-Standing SAR is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option or Free-Standing SAR. Notwithstanding the foregoing, in the case of an award of a Stock Option or Free-Standing

SAR to a Participant who is an officer subject to Section 16 of the Exchange Act, the Participant may not exercise the Stock Option or Free-Standing SAR during the six months immediately following the grant date.

(4) Method of Exercise. (i) Subject to the provisions of this Section 5, Stock Options and Free-Standing SARs may be exercised, in whole or in part, at any time during the applicable award term by giving written notice of exercise to the Company specifying the number of shares of Common Stock as to which the Stock Option or Free-Standing SAR is being exercised.

(ii) In the case of an exercise of a Stock Option, such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. Unless otherwise determined by the Committee, such payment may also be made in full or in part in the form of unrestricted Common Stock (by delivery of the shares or attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time the Stock Option is granted.

To the extent permitted by applicable law, the Company may make loans to such Participants as the Committee, in its discretion, may determine in connection with the exercise of Stock Options in an amount up to the exercise price of the Stock Option to be exercised plus any applicable withholding taxes. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the shares covered by the Stock Option, or portion thereof, exercised by the Participant. Such loans shall be subject to such terms and conditions as the Committee shall determine. Every loan shall comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

To the extent permitted by applicable law, unless otherwise determined by the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms.

No shares of Common Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 10(a).

(5) Nontransferability of Awards. No Award shall be transferable by a Participant other than (1) by will or by the laws of descent and distribution; (2) in the case of a Nonqualified Stock Option or a Free-Standing SAR, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder); or (3) as otherwise determined by the Committee (provided that no such determination may be made that would cause Awards or other transactions under the Plan to fail to be exempt under Section 16(b) of the Exchange Act, and Tandem SARs shall be transferable only to permitted transferees of the underlying Stock Option in accordance with this Section 5(c)(5)). Consideration may not be paid for the transfer of an Award under any of the circumstances described in the preceding sentence. All Awards shall be exercisable, subject to the terms of this Plan, only by the Participant to whom it was granted or by his or her guardian or legal representative, or, in the case of a Nonqualified Stock Option, his or her alternative payee pursuant to such qualified domestic relations order, or the recipient of a transfer of such Award permitted pursuant to clause (3) of the first sentence of this paragraph, it being understood that the terms “Participant,” “holder” and “optionee” include the guardian and legal representative of the Participant named in the applicable award agreement and any permitted transferee thereof. In the event of any transfer of a Stock Option or Stock Appreciation Right, notwithstanding anything to the contrary in this Plan, Termination of Employment of the original Participant shall be determinative.

(6) Termination by Reason of Death. Unless otherwise determined by the Committee, if a Participant’s employment terminates by reason of death, any Award held by such Participant may thereafter be fully exercised (whether or not the Award was fully exercisable) for a period of three years from the date of such death or until the expiration of the stated term of such Award, whichever period is the shorter.

(7) Termination by Reason of Disability or Retirement. Unless otherwise determined by the Committee, if a Participant’s employment terminates by reason of Disability or Retirement, any Award held by such Participant may thereafter be fully exercised by the Participant (whether or not the Award was fully exercisable, unless provided otherwise in the applicable award agreement) for a period of three years from the date of such termination of employment or until the expiration of the stated term of such Award, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(8) Other Termination. Unless otherwise determined by the Committee: (i) if a Participant incurs a Termination of Employment for Cause, all Awards held by such Participant shall thereupon terminate; and (ii) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or Cause, any Award held by such Participant, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Award’s term; provided, however, that if the Participant dies within such three-month period, any unexercised Award held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of three years from the date of such death or until the expiration of the stated term of such Award, whichever period is the shorter. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

SECTION 6. Deferral

The Committee may establish procedures whereby Participants may elect to defer the receipt of shares or cash in settlement of Awards for a specified period or until a specified event, provided, however, it is the intention of the Committee that no Award shall be “deferred compensation” subject to Code Section 409A, unless and to the extent that the Committee specifically determines otherwise as provided in the next sentence, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto, shall be set forth in writing, and shall comply in all respects with Code Section 409A.

SECTION 7. Change in Control Provisions

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Awards outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

(b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) Any acquisition by the Company, (iii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the

Company or any Company controlled by the Company, or (iv) Any acquisition by any company pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (3) of this Section 7(b); or

(2) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 8. Term, Amendment and Termination

The Plan will terminate on May 31, 2013. Awards outstanding as of the date of any such termination shall not be affected or impaired by the termination of the Plan.

The Board may amend, alter, or discontinue the Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation shall be made which would (1) impair the rights of a Participant under an Award theretofore granted without such Participant’s consent, except such an amendment which is necessary to cause any Award or transaction under the Plan to comply with applicable law, the rules of the Applicable Exchange or any accounting rules or to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (2) disqualify any Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement or the rules of the Applicable Exchange.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided, however, (i) no such amendment shall impair the rights of any holder without the holder’s consent except such an amendment which is necessary to cause any Award or transaction under the Plan to comply with applicable law, the rules of the Applicable Exchange or any accounting rules or to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3 and (ii) in no event may any Stock Option or Free-Standing SAR granted under this Plan be amended, other than pursuant to Section 3, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Stock Option or Free-Standing SAR with a lower exercise price, or otherwise be subject to any action that would be treated, for accounting purposes or under the rules of the Applicable Exchange, as a “repricing” of such Stock Option or Free-Standing SAR, unless such amendment, cancellation or action is approved by the Company’s stockholders.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

SECTION 9. Unfunded Status of Plan

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 10. General Provisions

(a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

(2) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in the Plan shall prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

(e) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid or by whom any rights of the Participant, after the Participant’s death, may be exercised.

(f) In the case of a grant of an Award to any employee of a subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

(g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

(h) The Committee may grant Awards to employees who are foreign nationals or who are employed by the Company or any of its subsidiaries or Affiliates outside the United States of America, which Awards may have terms and conditions that differ from other Awards granted under the Plan in order to fairly accommodate for differences in local law, tax policy or custom and/or may approve such supplements to or amendments, restatements or alternative versions of the Plan as the Committee may consider necessary or appropriate for such purposes (without affecting the terms of the Plan for any other purpose).

(i) If any provision of the Plan is found not to be in compliance with Delaware or other applicable law, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Delaware or such other applicable law.

SECTION 11. Effective Date of Plan

The Plan shall be effective on June 1, 2005, subject to the approval of stockholders at the 2005 Annual Meeting of Stockholders.

STOCK INCENTIVE AGREEMENT

COLGATE-PALMOLIVE COMPANY

2005 EMPLOYEE STOCK OPTION PLAN

NON-QUALIFIED STOCK OPTION

[Date]

«Title» «First_Name» «Last_Name»

Colgate-Palmolive

«Location»

This will confirm the following Agreement made today between you and Colgate-Palmolive Company (the “Company”) pursuant to the Company’s 2005 Employee Stock Option Plan (the “Plan”). If you have not received copies of the Plan and the Plan Prospectus, they are available from the Company at 300 Park Avenue, New York, NY 10022, Attention: Mr. Andrew D. Hendry, Senior Vice President, General Counsel and Secretary.

The Company hereby grants you a non-qualified option to purchase from the Company up to a total of              shares of common stock of the Company at $             per share.

Said stock option may be exercised only in accordance with the terms and conditions of the Plan, as supplemented by this Agreement, and not otherwise. It may be exercised from time to time prior to its termination as follows: Cumulatively as to one-third of the shares covered hereby on the first anniversary date of this Agreement and as to an additional one-third on each succeeding anniversary date [or as otherwise set forth in an additional attachment hereto].

Nothing herein contained shall obligate the Company or any subsidiary of the Company to continue your employment for any particular period or on any particular basis of compensation.

This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan, including, without limitation, the provisions respecting the exercise of options upon termination of employment. Your acceptance of the option granted hereby shall constitute your acknowledgment of, and agreement to, all such terms, conditions, limitations and restrictions.

This Agreement may not be assigned or transferred in whole or in part except as provided in the Plan. You shall not have any of the rights of a shareholder with respect to any of the shares which are the subject of this Agreement until such shares are actually issued to you.

This stock option shall expire on [date] or possibly sooner, for example, in the event of your death or termination of employment, as provided in the Plan.

The number of shares and the exercise price per share are subject to adjustment as provided in the Plan. You assume all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the stock after the exercise of these incentives in whole or in part.

Very truly yours,

COLGATE-PALMOLIVE COMPANY

By

Sign below to indicate your acceptance of the foregoing

and retain this Agreement for your records.